SPAR GROUP, INC.




                                                                    Exhibit 31.1

     Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Robert G. Brown, certify that:

1.   I have reviewed this quarterly report of SPAR Group, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared; and

     b) Evaluated the effectiveness of the registrant's disclosure controls and procedures; and

     c) Presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting;

5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.



Date:    August 13, 2003         /s/  Robert G. Brown
                                 -----------------------------------------------
                                 Robert G. Brown
                                 Chairman, President and Chief Executive Officer

                                                                    Exhibit 31.2

     Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


I, Charles Cimitile, certify that:

1.   I have reviewed this quarterly report of SPAR Group, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared; and

     b) Evaluated the effectiveness of the registrant's disclosure controls and procedures; and

     c) Presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of end of the period covered by this report based on such evaluation; and

     d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting;

5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.



Date:    August 13, 2003                /s/ Charles Cimitile
                                        ----------------------------------------
                                        Charles Cimitile
                                        Chief Financial Officer

                                                                    Exhibit 32.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





         In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2003 (the "Report"), by SPAR GROUP, INC. (the "Registrant"), the undersigned hereby certifies that, to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.





                                /s/ Robert G. Brown
                                ------------------------------------------------
                                Robert G. Brown
                                Chairman, President and Chief Executive Officer

                                August 13, 2003


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO SPAR GROUP, INC. AND WILL BE RETAINED BY SPAR GROUP, INC., AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

                                                                    Exhibit 32.2


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





         In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2003 (the "Report"), by SPAR GROUP, INC. (the "Registrant"), the undersigned hereby certifies that, to the best of his knowledge:

1.       The Report fully  complies  with the  requirements  of Section 13(a) or
         15(d)  of  the  Securities   Exchange  Act  of  1934,  as  amended,  as
         applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.






                                          /s/ Charles Cimitile
                                          --------------------------------------
                                          Charles Cimitile
                                          Chief Financial Officer

                                          August 13, 2003

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO SPAR GROUP, INC. AND WILL BE RETAINED BY SPAR GROUP, INC., AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.